Goodwill and Other Intangible Assets	12 Months Ended
Dec. 31, 2018
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Other Intangible Assets

8. Goodwill and Other Intangible Assets

The change in the net carrying amount of goodwill for the years ended December 31, 2018 and 2017 by segment is as follows:

	(in thousands)
	Steel Mills	Steel Products	Raw Materials	Total
Balance, December 31, 2016	$620,156	$702,995	$729,577	$2,052,728
Acquisitions	125,328	7,004	—	132,332
Translation	—	10,998	—	10,998

Balance, December 31, 2017	745,484	720,997	729,577	2,196,058
Reclassifications	(153,498)	153,498	—	—
Translation	—	(11,722)	—	(11,722)

Balance, December 31, 2018	$591,986	$862,773	$729,577	$2,184,336

The majority of goodwill is not tax deductible.

Intangible assets with estimated useful lives of five to 22 years are amortized on a straight-line or accelerated basis and are comprised of the following:

	(in thousands)
	December 31, 2018		December 31, 2017
	Gross Amount	Accumulated Amortization	Gross Amount	Accumulated Amortization
Customer relationships	$1,418,250	$713,656	$1,420,224	$641,089
Trademarks and trade names	176,046	87,680	176,471	77,208
Other	67,820	32,276	62,805	26,557

	$1,662,116	$833,612	$1,659,500	$744,854

Intangible asset amortization expense was $88.8 million in 2018 ($91.2 million in 2017 and $73.9 million in 2016). Annual amortization expense is estimated to be $87.1 million in 2019, $84.7 million in 2020, $83.5 million in 2021, $81.2 million in 2022 and $80.0 million in 2023.

The Company completed its annual goodwill impairment testing as of the first day of the fourth quarters of 2018, 2017 and 2016 and concluded that as of such dates there was no impairment of goodwill for any of its reporting units. The annual evaluation performed in 2018 used forward-looking projections and included significant expected improvements in the future cash flows of one of the Company’s reporting units, Rebar Fabrication. As a result of the rapid and significant increase in the price of steel in 2018, the operating results of this reporting unit declined significantly and remained depressed throughout the remainder of the year. Nucor expects the operating results of this reporting unit to improve when the price of steel in relation to the reporting unit’s backlog pricing stabilizes. The fair value of this reporting unit exceeded its carrying value by approximately 8% in the most recent evaluation. If our assessment of the relevant facts and circumstances changes, or the actual performance in this reporting unit falls short of expected results, noncash impairment charges may be required. Total goodwill associated with the Rebar Fabrication reporting unit as of December 31, 2018 was $353.0 million. An impairment of goodwill may also lead us to record an impairment of other intangible assets. Total finite-lived intangible assets associated with the Rebar Fabrication reporting unit as of December 31, 2018 was $76.7 million.

There are no significant historical accumulated impairment charges, by segment or in the aggregate, related to goodwill.